UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2015

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Existing Plan

On September 15, 2015, upon recommendation of its Compensation Committee (Committee), the Board of Directors (Board) of FirstEnergy Corp. (FirstEnergy) voted not to extend the term of the FirstEnergy Corp. Change in Control Severance Plan, dated February 25, 2011, as amended (Existing Plan). The current term of the Existing Plan will expire December 31, 2016 unless a Change in Control or Potential Change in Control (as defined in the Existing Plan) occurs prior to December 31, 2016, at which point the Existing Plan’s term generally would be extended pursuant to the provisions of the Existing Plan. Currently, all actively employed named executive officers (“NEOs”) participate in the Existing Plan, other than Charles E. Jones, FirstEnergy’s President and Chief Executive Officer, as further discussed below.

New Plan

On September 15, 2015, also upon recommendation of the Committee, the Board adopted the FirstEnergy Corp. 2017 Change in Control Severance Plan, which will become effective January 1, 2017 (New Plan). The New Plan provides for the payment of severance benefits to certain eligible executives of FirstEnergy in the event their employment with FirstEnergy terminates under certain circumstances in connection with a change in control of FirstEnergy.

Under the New Plan, a participant is entitled to severance benefits only if during the 24-month period following a Change in Control (as defined in the New Plan) the participant’s employment is involuntarily terminated other than for Cause (as defined in the New Plan) or the participant voluntary resigns for Good Reason within 30 days following an event that constitutes Good Reason (as defined in the New Plan). Severance benefits will not be payable if a participant’s employment is terminated due to the participant’s death, Disability (as defined in the New Plan), termination for Cause or resignation without Good Reason. In the event of a qualifying termination, a participant will become entitled to receive, among other things, the following severance payments and benefits: (i) a cash payment of 2.00 times the sum of base salary and short-term incentive bonus at target, (ii) a prorated portion of the participant’s target short-term incentive bonus, and (iii) two years of continuation of coverage under FirstEnergy-group health insurance plans at active employee rates. The New Plan also contains non-competition provisions that preclude, among other things, direct or indirect competition with FirstEnergy and the solicitation of FirstEnergy’s customers or employees, for a period of 24 months following the date of the participant’s termination of employment, and prohibits disclosure of confidential information and trade secrets indefinitely. The New Plan may be amended by FirstEnergy, provided that an amendment that materially and adversely affects participants requires the consent of at least 51% of participants if made during the then existing term. The New Plan may not be terminated during the 24-month period following a Change in Control.

In order to align benefits under the New Plan more closely with current market practice, some benefits are different from the Existing Plan. The key changes in benefits include:

•
The elimination of a two-tiered system with different levels of benefits for different participants, including a 2.99 times multiple for tier I participants, which exists under the Existing Plan. Under the New Plan, all participants will be subject to the same level of severance benefits, including the 2.00 multiple described above;

•	The elimination of additional years of age and service under the Executive Deferred Compensation Plan and Supplemental Executive Retirement Program;

•	The elimination of FirstEnergy's payment of legal fees and expenses over five years upon a qualifying termination following a Change in Control; and

•	The addition of outplacement services for a one-year period, up to a maximum benefit equal to $30,000.

The initial term of the New Plan will commence on January 1, 2017 and expire on December 31, 2018. The New Plan will remain subject to annual review by the Board. During the annual review process, the Board will determine whether to renew the term for an additional year or to affirmatively vote not to extend the term.

Executives designated as eligible for benefits under the Existing Plan will not participate in the New Plan until the Existing Plan expires on December 31, 2016, provided they are still eligible employees as of January 1, 2017. Generally, eligible executives include the NEOs, other than Mr. Jones, and certain other executives.

Waiver and Non-Compete Agreement

On September 15, 2015, Charles E. Jones, FirstEnergy’s President and Chief Executive Officer, signed a Waiver of Participation in the FirstEnergy Corp. Change in Control Severance Plan (Waiver) in which he expressly waived his rights to participate in the Existing Plan and any similar or successor Plan, such as the New Plan. To ensure that he will remain subject to non-competition obligations provided in the Existing Plan and the New Plan, Mr. Jones also entered into a Non-Competition and Non-Disparagement Agreement, dated as of September 15, 2015, with FirstEnergy (Non-Compete Agreement) containing non-competition, non-solicitation and non-disclosure obligations that will be effective if his employment terminates following a Change in Control.

The foregoing descriptions of the New Plan, the Waiver and the Non-Compete Agreement are not complete and are qualified in their entirety by reference to the full and complete terms of such documents, which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	FirstEnergy Corp. 2017 Change in Control Severance Plan, dated as of September 15, 2015, and effective as of January 1, 2017
10.2	Waiver of Participation in the FirstEnergy Corp. Change in Control Severance Plan, dated as of September 15, 2015
10.3	Non-Competition and Non-Disparagement Agreement, dated as of September 15, 2015

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and to successfully implement our revised sales strategy for the Competitive Energy Services segment; the accomplishment of our regulatory and operational goals in connection with our transmission investment plan, including but not limited to, our pending transmission rate case, the proposed transmission asset transfer, and the effectiveness of our repositioning strategy to reflect a more regulated business profile; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the impact of the regulatory process on the pending matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates and the Electric Security Plan IV in Ohio; the impact of the federal regulatory process on the Federal Energy Regulatory Commission (FERC)-regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates, including FERC Opinion No. 531's revised Return on Equity methodology for FERC-jurisdictional wholesale generation and transmission utility service; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil, and their availability and impact on margins and asset valuations; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including, but not limited to, proposed water discharge regulations and the effects of the United States Environmental Protection Agency's Clean Power Plan, coal combustion residuals regulations, Cross-State Air Pollution Rule, Mercury and Air Toxics Standards, including our estimated costs of compliance, and Clean Water Act 316(b) water intake regulation; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of certain older regulated and competitive fossil units, including the impact on vendor commitments, and the timing thereof as they relate to the reliability of the transmission grid; the impact of other future changes to the operational status or availability of our generating units and any capacity penalties associated with outages at a given unit; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments; the impact of labor disruptions by our unionized workforce; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our previously-implemented dividend reduction, our cash flow improvement plan and our other proposed capital raising initiatives; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to material accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our announced financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; the risks associated with cyber-attacks on our electronic data centers that could compromise the information stored on our networks, including proprietary information and customer data; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission filings, and other similar factors.

Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 18, 2015

FIRSTENERGY CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
10.1	FirstEnergy Corp. 2017 Change in Control Severance Plan, dated as of September 15, 2015, and effective as of January 1, 2017
10.2	Waiver of Participation in the FirstEnergy Corp. Change in Control Severance Plan, dated as of September 15, 2015
10.3	Non-Competition and Non-Disparagement Agreement, dated as of September 15, 2015